UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22391

Nuveen Build America Bond Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

Monthly income from a diversified portfolio of taxable municipal bonds.

Annual Report
March 31, 2013

Nuveen Build America Bond Fund
NBB

Nuveen Build America Bond Opportunity Fund
NBD

13 March

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess
If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage	9

Share Information	10

Risk Considerations	12

Performance Overview and Holding Summaries	13

Report of Independent Registered Public Accounting Firm	15

Portfolios of Investments	16

Statement of Assets and Liabilities	27

Statement of Operations	28

Statement of Changes in Net Assets	29

Statement of Cash Flows	30

Financial Highlights	32

Notes to Financial Statements	34

Board Members & Officers	44

Reinvest Automatically, Easily and Conveniently	49

Glossary of Terms Used in this Report	51

Additional Fund Information	55

Chairman’s
Letter to Shareholders

Dear Shareholders,

The global economy continues to struggle with low growth rates. The European Central Bank’s commitment to “do what it takes” to support sovereign debt markets has stabilized the broader euro area financial markets. The larger member states of the European Union (EU) are working diligently on a tighter financial and banking union and meaningful progress is being made. However, economic conditions in the southern tier members are not improving and their political leaders are becoming more forceful in their demands for loosening the current EU fiscal targets and timetables. Economic growth in emerging market countries continues to be buffeted by lower overseas demand for their manufactured products and raw materials.

In the U.S., the Fed’s commitment to low interest rates through Quantitative Easing is the subject of increasing debate in its policy making deliberations and many independent economists are expressing concern about the economic distortions resulting from negative real interest rates. There are encouraging signs in Congress that both political parties are working toward compromises on previously irreconcilable issues such as reforming immigration laws and the tax code. It is too early to tell whether those efforts will produce meaningful results or pave the way for cooperation on the major fiscal issues that loom ahead. Over the longer term, there are some positive trends for the U.S. economy: house prices are clearly recovering, banks and corporations continue to strengthen their financial positions and incentives for capital investment in the U.S. by domestic and foreign corporations are increasing due to more competitive energy and labor costs.

During the last eighteen months, U.S. investors have benefited from strong returns in the domestic equity markets and steady total returns in many fixed income markets. However, many macroeconomic risks remain unresolved, including negotiating through the many U.S. fiscal issues, achieving a better balance between fiscal discipline and encouraging economic growth in the euro area and reducing the potential economic impact of geopolitical issues, particularly in the Middle East and East Asia. In the face of these uncertainties, the experienced investment professionals at Nuveen Investments seek out investments that are enjoying positive and sustainable returns. At the same time they are always on the alert for risks in markets that are subject to the excessive optimism that can accompany an extended period of abnormally low interest rates. Monitoring this process is a critical function for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
May 24, 2013

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen Build America Bond Fund (NBB)
Nuveen Build America Bond Opportunity Fund (NBD)

Portfolio manager Daniel Close discusses U.S. economic and municipal market conditions, key investment strategies and the performance of the Nuveen Build America Bond Fund (NBB) and the Nuveen Build America Bond Opportunity Fund (NBD). Dan has managed NBB since its inception in April 2010 and NBD since its inception in November 2010.

What factors affected the U.S. economy and municipal market during the twelve-month reporting period ended March 31, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its May 2013 meeting (following the end of this reporting period), the central bank stated that it expected its “highly accommodative stance of monetary policy” would keep the fed funds rate in “this exceptionally low range” at least as long as the unemployment rate remained above 6.5% and the outlook for inflation one to two years ahead was no higher than 2.5%. The Fed also decided to continue its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth. Taken together, the goals of these actions are to put downward pressure on longer-term interest rates, make broader financial conditions more accommodative and support a stronger economic recovery as well as continued progress toward the Fed’s mandates of maximum employment and price stability.

In the first quarter of 2013, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.5%, compared with 0.4% for the fourth quarter of 2012, continuing the pattern of positive economic growth for the 15th consecutive quarter. The Consumer Price Index (CPI) rose 1.5% year-over-year as of March 2013, the smallest twelve-month increase since July 2012, while the core CPI (which excludes food and energy) increased 1.9% during the period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Labor market conditions continued to slowly show signs of improvement. As of March 2013, the national unemployment rate was 7.6%, the lowest level since December 2008, down from 8.2% in March 2012. The housing market, long a major weak spot in the economic recovery, also delivered some good news, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 9.3% for the twelve months ended February 2013 (most recent data available at the time this report was prepared). This marked the largest twelve-month percentage gain for the index since May 2006, although housing prices continued to be off approximately 29% from their mid-2006 peak.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

During this period, the outlook for the U.S. economy was clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation, which had been scheduled to become effective in January 2013 were largely averted through a last-minute deal that raised payroll taxes but left in place a number of tax breaks. However, lawmakers postponed and then failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. As a result, automatic spending cuts (or sequestration) affecting both defense and non-defense programs (excluding Social Security and Medicaid) took effect March 1, 2013, with potential implications for economic growth over the next decade. In late March 2013, Congress passed legislation that established federal funding levels for the remainder of fiscal 2013, which ends on September 30, 2013, preventing a federal government shutdown. The proposed federal budget for fiscal 2014 remains under debate.

How did the Funds perform during the twelve-month reporting period ended March 31, 2013? What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide total returns for the Funds for the one-year and since inception periods ended March 31, 2013. Each Fund’s total returns are compared with the performance of the corresponding market index.

NBB and NBD are designed to invest primarily in Build America Bonds (BABs) and other taxable municipal bonds. The primary investment objective of these two Funds is to provide current income through investments in taxable municipal securities. Their secondary objective is to seek enhanced portfolio value and total return. The Funds offer strategic portfolio diversification opportunities for traditional municipal bond investors, while providing investment options to investors that have not traditionally purchased municipal bonds, including public and corporate retirement plans, endowments, life insurance companies and sovereign wealth funds. For these investors, these Funds can offer investment-grade municipal credit, current income and strong call protection.

For the twelve months ended March 31, 2013, the total returns on net asset value (NAV) for NBB and NBD exceeded the return for the Barclays Build America Bond Index. Key management factors that influenced the returns of NBB and NBD during this period included credit exposure, sector allocation and the use of derivatives.

During this reporting period, as interest rates declined, bonds with longer maturities generally outperformed those with shorter maturities. Overall, credits at the longest end of the yield curve posted the strongest returns, while bonds at the shortest end produced the weakest results. For the period as a whole, duration and yield curve positioning relative to the index detracted from the performance of both NBB and NBD. This can be largely attributed to the Funds’ underweighting of bonds in the 12-year to 14-year part of the yield curve, which was the best performing segment during this reporting period.

6	Nuveen Investments

As part of their investment strategies, NBB and NBD use an integrated leverage and hedging strategy to seek to enhance current income and total return, while working to maintain a level of interest rate risk similar to that of the Barclays Build America Bond Index. As part of this strategy, both NBB and NBD used inverse floating rate securities and bank borrowings as leverage to potentially magnify performance. At the same time, the Funds used interest rate swaps to reduce their leverage-adjusted portfolio durations to a level close to that of the Barclays Build America Bond Index. In addition, the Funds entered into staggered interest rate swaps to partially fix the interest cost of leverage. During this period, as rates fell and bonds with longer maturities outperformed, the use of inverse floaters had a positive impact on the Funds’ performance. However, because NBB and NBD also were using swaps to short long interest rates at a time when rates were falling and bond prices rising, the use of swaps had a negative impact on the Funds’ total return performance for the period. Much of the negative impact from swaps was offset by the strong performance of the Funds’ underlying portfolios, and the Funds will continue to use an integrated leverage and hedging strategy to seek to position their durations consistent with that of the Barclays Build America Bond Index. Leverage is discussed in more detail later in this report.

In terms of credit exposure, both NBB and NBD had strong weightings in bonds rated A and BBB and sub-investment grade credits, which was positive for performance during this period. Overall, NBB had more exposure to A and BBB bonds than NBD, while NBD had the larger allocation of bonds rated below BBB.

The Funds’ sector allocations were well diversified, with the heaviest weightings in general obligation (GO) and other tax-supported bonds, transportation and education credits. Both NBB and NBD also had exposure to the tobacco sector, which performed very well during this period due to tobacco bonds’ longer effective durations and favorable market developments. The net impact of these sector allocations was positive for both Funds.

With the end of the BAB new issuance program at the end of 2010, our focus was on taking advantage of opportunities to add value and improve the liquidity profiles of both NBB and NBD by purchasing additional benchmark BAB issues in the secondary market as well as attractive taxable municipal bonds in the primary market. Benchmark BAB issues, which typically offer more liquidity than their non-benchmark counterparts, are defined as BABs over $250 million in size and therefore eligible for inclusion in the Barclays Build America Bond Index. Their greater liquidity makes them potentially easier to sell at Fund termination. In contrast, non-benchmark BABs generally are smaller issues that may offer the same credit quality as benchmark BABs, but sometimes require more detailed credit reviews before purchase and consequently may be less liquid.

Overall, the BAB market performed well during this period, boosted by strong demand for BABs that resulted in a scarcity premium in pricing and additional price support provided by buy-and-hold investors. Although there were no new BABs issued in the primary market, this period saw an active primary market for taxable municipal bonds, and we participated in a new issue of South Dakota taxable tobacco bonds, adding these credits to both NBB and NBD. NBB also established a new position in Pennsylvania turnpike bonds and added to its BAB positions in Wayne County, Michigan, GO bonds, Nashville

Nuveen Investments	7

Convention Center bonds, and several other smaller issues. In NBD, we also purchased a number of smaller additions to our current holdings, most of which were index-eligible.

To finance these purchases, NBB closed out its positions in two non-benchmark names, taking advantage of attractive bids for these structures, while NBD sold some AAA-rated University of Texas BABs. Overall, we believe the portfolios were well positioned going into this period and turnover was generally lower than in past periods.

Because there was no new issuance of BABs or similar U.S. Treasury-subsidized taxable municipal bonds for the 24-month period ended December 31, 2012, the Funds’ contingent term provisions went into effect as of January 1, 2013. NBB and NBD are currently being managed to terminate on or around June 30, 2020, and December 31, 2020, respectively, with the distribution of the Funds’ assets to shareholders planned for those times. We continue our efforts to maximize the Funds’ liquidity and better position NBB and NBD for termination. Even though the Funds are scheduled to terminate, we believe the opportunity still exists to add value for the shareholders of these Funds through active management and strong credit research.

As noted earlier, the failure of Congress to reach a resolution on spending cuts intended to address the federal budget deficit triggered sequestration, or a program of automatic spending cuts, on March 1, 2013. As part of this program, the original 35% subsidy on BABs was cut to approximately 32%, a reduction that would potentially save the federal government approximately $255 million annually. Shareholders should note that this reduction constitutes a very small component of the capital structures of most BAB issuers, which are still obligated to make the full payment on these bonds regardless of any cut in subsidies from the federal government. As of the end of this period, the subsidy reduction had not materially impacted the demand for BABs. In fact, we saw a rally in the BABs market, as investors demonstrated their belief that the improving collections of taxes and other revenues would enable state and local governments to deal with the reduction in federal subsidies. Another component of this situation was its effect on the small percentage of BABs that include par call provisions, which give issuers the right to call the BABs at par in the event of a subsidy cut by the federal government. This would allow these bonds to be repurchased at below-market prices. Although we have observed some negative price action in the market for BABs with par call provisions, NBB or NBD do not hold any BABs that contain the par call language and therefore have no holdings subject to repurchase under these provisions. We believe that the fundamentals for municipal bonds in general continue to improve, and the spreads on BABs reflect that this sector can continue to demonstrate spread compression.

8	Nuveen Investments

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to the comparative index was the Funds’ use of leverage. The Funds use leverage because their manager believes that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance share returns during periods when the prices of securities held by a Fund generally are rising. Overall, leverage had a net positive contribution to the performance of the Funds over this reporting period.

THE FUNDS’ REGULATORY LEVERAGE

Bank Borrowings

As discussed previously, the Funds employ regulatory leverage through the use of bank borrowings. As of March 31, 2013, the Funds have outstanding bank borrowings as shown in the accompanying table.

Fund	Bank Borrowings
NBB	$89,000,000
NBD	$11,500,000

Refer to Notes to Financial Statements, Footnote 8 — Borrowings Arrangements for further details on each Fund’s bank borrowings.

As of March 31, 2013, the Funds’ percentages of effective and regulatory leverage are shown in the accompanying table.

	Effective	Regulatory
Fund	Leverage *	Leverage *
NBB	28.06%	12.95%
NBD	28.14%	6.26%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments	9

Share Information

DIVIDEND INFORMATION

During the twelve-month reporting period ended March 31, 2013, the Funds’ monthly dividends to shareholders were as shown in the accompanying table.

	Per Share Amounts
	NBB	NBD
April	$0.1085	$0.1065
May	0.1085	0.1065
June	0.1085	0.1065
July	0.1085	0.1065
August	0.1085	0.1065
September	0.1085	0.1065
October	0.1085	0.1065
November	0.1085	0.1065
December	0.1110	0.1085
January	0.1110	0.1085
February	0.1110	0.1085
March	0.1135	0.1105

Market Yield**	6.49%	5.99%

**	Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period.

The Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of March 31, 2013, both Funds had positive UNII balances for tax purposes and negative UNII balances for financial reporting purposes.

10	Nuveen Investments

SHARE REPURCHASES

During November 2012, the Nuveen Funds’ Board of Directors/Trustees reauthorized the Funds’ open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

Since the inception of the Funds’ repurchase programs, the Funds have not repurchased any of their outstanding shares.

OTHER SHARE INFORMATION

As of March 31, 2013, and during the twelve-month reporting period, the Funds’ share prices were trading at a premium/(discount) to their NAV as shown in the accompanying table.

	NBB	NBD
NAV	$22.60	$23.92
Share Price	$20.97	$22.12
Premium/(Discount) to NAV	(7.21)%	(7.53)%
12-Month Average Premium/(Discount) to NAV	(5.22)%	(7.27)%

Nuveen Investments	11

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Build America Bonds Risk. BABs are a new form of municipal financing, and the market is smaller, less diverse, and potentially less liquid than other types of municipal securities. In addition, bonds issued after December 31, 2010, will not qualify as BABs unless the relevant section of the program is extended. Consequently, if the program is not extended, BABs may be less actively traded which may negatively affect the value of BABs held by the fund.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

12	Nuveen Investments

Nuveen Build America Bond Fund (NBB)

Performance Overview and Holding Summaries as of March 31, 2013

Average Annual Total Returns as of March 31, 2013

	Average Annual
	1-Year	Since Inception6
NBB at NAV	12.05%	12.87%
NBB at Share Price	10.57%	8.59%
Barclays Build America Bond Index	10.25%	13.39%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Portfolio Composition1,4
(as a % of total investments)
Tax Obligation/Limited	22.5%
Tax Obligation/General	21.8%
Utilities	19.4%
Transportation	17.3%
Water and Sewer	13.6%
Short-Term Investments5	0.0%
Other	5.4%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	10%
AA	56%
A	27%
BBB	5%
BB or Lower	1%
N/R	1%

States1
(as a % of total municipal bonds)
California	19.8%
Illinois	11.8%
New York	10.4%
Texas	8.2%
Ohio	5.3%
South Carolina	4.4%
Nevada	4.1%
Michigan	4.0%
Georgia	3.8%
Louisiana	3.1%
Washington	3.1%
New Jersey	3.1%
Other	18.9%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview and Holding Summaries page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.
4	Excluding investments in derivatives.
5	Rounds to less than 0.1%.
6	Since inception returns are from 4/27/10.

Nuveen Investments	13

Nuveen Build America Bond Opportunity Fund (NBD)

Performance Overview and Holding Summaries as of March 31, 2013

Average Annual Total Returns as of March 31, 2013

	Average Annual
	1-Year	Since Inception5
NBD at NAV	11.97%	16.90%
NBD at Share Price	11.88%	11.30%
Barclays Build America Bond Index	10.25%	17.08%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Portfolio Composition1,4
(as a % of total investments)
Tax Obligation/Limited	30.8%
Water and Sewer	17.9%
Transportation	16.1%
Tax Obligation/General	13.9%
Utilities	13.5%
Short-Term Investments	0.4%
Other	7.4%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	12%
AA	67%
A	14%
BBB	3%
BB or Lower	2%
N/R	1%

States1
(as a % of total municipal bonds)
California	18.2%
Illinois	13.6%
New York	13.0%
South Carolina	8.3%
New Jersey	6.4%
Colorado	4.2%
Michigan	4.0%
Ohio	3.8%
Texas	3.7%
Georgia	3.0%
Massachusetts	2.6%
Other	19.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview and Holding Summaries page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.
4	Excluding investments in derivatives.
5	Since inception returns are from 11/23/10.

14	Nuveen Investments

Report of Independent
Registered Public Accounting Firm

The Board of Trustees and Shareholders
Nuveen Build America Bond Fund
Nuveen Build America Bond Opportunity Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Build America Bond Fund and Nuveen Build America Bond Opportunity Fund (the “Funds”) as of March 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian, counterparty and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Build America Bond Fund and Nuveen Build America Bond Opportunity Fund at March 31, 2013, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
May 24, 2013

Nuveen Investments	15

Nuveen Build America Bond Fund
NBB	Portfolio of Investments
March 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Municipal Bonds – 122.4% (100.0% of Total Investments)
	Arizona – 2.6% (2.1% of Total Investments)
$4,070	Downtown Phoenix Hotel Corporation, Arizona, Revenue Bonds, Subordinate Lien Series 2005C, 5.290%, 7/01/18 – FGIC Insured	No Opt. Call	A2	$4,201,461
10,000	Mesa, Arizona, Utility System Revenue Bonds, Series 2010, 6.100%, 7/01/34	7/20 at 100.00	Aa2	11,257,300
14,070	Total Arizona			15,458,761
	California – 24.3% (19.8% of Total Investments)
75	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Lien, Build America Federally Taxable Bond Series 2010S-1, 6.793%, 4/01/30	No Opt. Call	A+	96,365
500	California Infrastructure and Economic Development Bank, Revenue Bonds, University of California San Francisco Neurosciences Building, Build America Taxable Bond Series 2010B, 6.486%, 5/15/49	No Opt. Call	Aa2	593,930
3,005	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Build America Taxable Bond Series 2009G-2, 8.361%, 10/01/34	No Opt. Call	A2	4,046,924
4,050	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Build America Taxable Bond Series 2010A-2, 8.000%, 3/01/35	3/20 at 100.00	A2	4,451,072
7,000	California State University, Systemwide Revenue Bonds, Build America Taxable Bond Series 2010B, 6.484%, 11/01/41	No Opt. Call	Aa2	8,053,360
4,500	California State, General Obligation Bonds, Various Purpose Build America Taxable Bond Series 2010, 7.950%, 3/01/36	3/20 at 100.00	A1	5,656,860
10,000	California State, General Obligation Bonds, Various Purpose, Build America Taxable Bond Series 2010, 7.600%, 11/01/40	No Opt. Call	A1	14,661,600
15,000	Los Angeles Community College District, California, General Obligation Bonds, Build America Taxable Bonds, Series 2010, 6.600%, 8/01/42	No Opt. Call	Aa1	20,770,200
10,000	Los Angeles Community College District, Los Angeles County, California, General Obligation Bonds, Series 2010, 6.600%, 8/01/42 (UB) (4)	No Opt. Call	Aa1	13,846,800
	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Projects I, Build America Taxable Bond Series 2010B:
5,500	7.488%, 8/01/33	No Opt. Call	AA–	7,228,980
17,500	7.618%, 8/01/40	No Opt. Call	AA–	23,330,125
9,385	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Build America Taxable Bonds, Series 2009C, 6.582%, 5/15/39	No Opt. Call	AA–	12,153,106
1,435	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Federally Taxable – Direct Payment – Build America Bonds, Series 2010D, 6.574%, 7/01/45	No Opt. Call	AA–	2,033,782
2,000	Los Angeles Department of Water and Power, California, Water System Revenue Bonds, Tender Option Bond Trust T0003, 30.235%, 7/01/42 (IF) (4)	No Opt. Call	AA	6,454,600
3,000	Oakland Redevelopment Agency, California, Subordinated Housing Set Aside Revenue Bonds, Federally Taxable Series 2011A-T, 7.500%, 9/01/19	No Opt. Call	A	3,411,720
2,355	San Bernardino Community College District, California, General Obligation Bonds, Election of 2008, Build America Taxable Bond Series 2009C, 7.630%, 8/01/44	No Opt. Call	Aa2	3,019,298
1,365	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Build America Taxable Bonds, Series 2010B, 6.000%, 11/01/40	No Opt. Call	AA–	1,707,342
3,000	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Build America Taxable Bonds, Series 2010G, 6.950%, 11/01/50	No Opt. Call	AA–	4,197,210
4,000	San Francisco City and County, California, Certificates of Participation, 525 Golden Gate Avenue, San Francisco Public Utilities Commission Office Project, Tender Option Bond Trust B001, 29.403%, 11/01/30 (IF)	No Opt. Call	AA–	5,965,200
	Stanton Redevelopment Agency, California, Consolidated Project Tax Allocation Bonds, Series 2011A:
275	6.500%, 12/01/17	No Opt. Call	A–	295,573
295	6.750%, 12/01/18	No Opt. Call	A–	319,075

16	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$2,505	University of California, General Revenue Bonds, Limited Project, Build America Taxable Bond Series 2010F, 5.946%, 5/15/45	No Opt. Call	Aa2	$3,070,253
106,745	Total California			145,363,375
	Colorado – 1.1% (0.9% of Total Investments)
3,100	Denver School District 1, Colorado, General Obligation Bonds, Build America Taxable Bonds, Series 2009C, 5.664%, 12/01/33	No Opt. Call	AA+	3,860,895
2,000	Mesa State College, Colorado, Auxiliary Facilities Enterprise Revenue Bonds, Build America Taxable Bond Series 2010B, 6.746%, 5/15/42	No Opt. Call	Aa2	2,675,340
5,100	Total Colorado			6,536,235
	Connecticut – 0.9% (0.8% of Total Investments)
4,500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Federally Taxable – Issuer Subsidy – Recovery Zone Economic Development Bond Series 2010B, 12.500%, 4/01/39	4/20 at 100.00	N/R	5,609,925
	Florida – 1.0% (0.8% of Total Investments)
5,000	Florida State Board of Education, Public Education Capital Outlay Bonds, Build America Taxable Bonds, Series 2010G, 5.750%, 6/01/35	6/19 at 100.00	AAA	5,781,750
	Georgia – 4.6% (3.8% of Total Investments)
9,000	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Taxable Build America Bonds Series 2010A, 6.637%, 4/01/57	No Opt. Call	A+	10,715,490
15,000	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Refunding Taxable Build America Bonds Series 2010A, 7.055%, 4/01/57	No Opt. Call	A–	16,947,600
24,000	Total Georgia			27,663,090
	Illinois – 14.4% (11.8% of Total Investments)
3,800	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Federally Taxable Build America Bonds, Series 2010B, 6.200%, 12/01/40	No Opt. Call	AA	4,353,926
10,750	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien, Build America Taxable Bond Series 2010B, 6.845%, 1/01/38	1/20 at 100.00	A2	12,482,470
12,090	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Build America Taxable Bond Series 2010B, 6.900%, 1/01/40	No Opt. Call	AA	15,255,162
10,070	Chicago, Illinois, Water Revenue Bonds, Taxable Second Lien Series 2010B, 6.742%, 11/01/40	No Opt. Call	AA	13,577,482
16,240	Cook County, Illinois, General Obligation Bonds, Build America Taxable Bonds, Series 2010D, 6.229%, 11/15/34	No Opt. Call	AA	18,624,357
500	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006B, 6.100%, 4/01/15	5/13 at 100.00	Baa3	496,100
14,000	Illinois State, General Obligation Bonds, Taxable Build America Bonds, Series 2010-3, 6.725%, 4/01/35	No Opt. Call	A2	15,964,760
4,430	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable Bonds, Senior Lien Series 2009A, 6.184%, 1/01/34	No Opt. Call	AA–	5,639,257
71,880	Total Illinois			86,393,514
	Indiana – 1.0% (0.9% of Total Investments)
5,000	Indiana University, Consolidated Revenue Bonds, Build America Taxable Bonds, Series 2010B, 5.636%, 6/01/35	6/20 at 100.00	Aaa	5,764,700
	Kentucky – 1.8% (1.4% of Total Investments)
5,000	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Prairie State Project, Tender Option Bond Trust B002, 28.288%, 9/01/37 – AGC Insured (IF)	9/20 at 100.00	AA–	7,842,750
1,950	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Build America Taxable Bonds Series 2010A, 6.250%, 5/15/43	No Opt. Call	AA	2,642,894
6,950	Total Kentucky			10,485,644

Nuveen Investments	17

Nuveen Build America Bond Fund (continued)
NBB	Portfolio of Investments
March 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana – 3.8% (3.1% of Total Investments)
$20,350	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Build America Taxable Bonds, Series 2010B, 6.087%, 2/01/45 (UB) (4)	2/20 at 100.00	AA	$22,894,768
	Maryland – 0.6% (0.4% of Total Investments)
2,500	Maryland Transportation Authority, Transportation Facilities Projects Revenue Bonds, Build America Taxable Bonds, Series 2009B, 5.888%, 7/01/43	No Opt. Call	AA–	3,307,775
	Massachusetts – 0.8% (0.7% of Total Investments)
2,000	Massachusetts, Transportation Fund Revenue Bonds, Accelerated Bridge Program, Tender Option Bond Trust T0004, 25.676%, 6/01/40 (IF) (4)	No Opt. Call	AAA	4,970,600
	Michigan – 4.9% (4.0% of Total Investments)
12,650	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Build America Taxable Bond Series 2009B, 7.747%, 5/01/39	No Opt. Call	Aa2	15,964,300
3,615	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Taxable Turbo Series 2006A, 7.309%, 6/01/34	No Opt. Call	B2	3,161,028
8,620	Wayne County Building Authority, Michigan, General Obligation Bonds, Jail Facilities, Federally Taxable Recovery Zone Economic Development Series 2010, 10.000%, 12/01/40	12/20 at 100.00	BBB+	10,309,520
24,885	Total Michigan			29,434,848
	Missouri – 0.3% (0.2% of Total Investments)
1,290	Curators of the University of Missouri, System Facilities Revenue Bonds, Build America Taxable Bonds, Series 2009A, 5.960%, 11/01/39	No Opt. Call	AA+	1,679,774
	Nevada – 5.0% (4.1% of Total Investments)
8,810	Clark County, Nevada, Airport Revenue Bonds, Senior Lien Series 2009B, 6.881%, 7/01/42	7/19 at 100.00	Aa2	10,372,982
1,800	Clark County, Nevada, Airport System Revenue, Taxable Direct Payment Build America Bonds, Senior Series 2010C, 6.820%, 7/01/45	No Opt. Call	Aa2	2,534,670
8,800	Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Bonds, Build America Taxable Bonds, Series 2009C, 7.013%, 6/01/39	No Opt. Call	AA+	9,964,680
1,315	Las Vegas, Nevada, Certificates of Participation, City Hall Project, Build America Federally Taxable Bonds, Series 2009B, 7.800%, 9/01/39	9/19 at 100.00	AA–	1,563,285
4,000	North Las Vegas, Nevada, General Obligation Water and Wastewater Improvement Bonds, Build America Taxable Bonds, Series 2010A, 6.572%, 6/01/40	No Opt. Call	A	4,591,440
1,080	Reno, Nevada, 1999 Special Assessment District 2 Local Improvement Bonds, ReTRAC Project, Taxable Series 2006, 6.890%, 6/01/16	No Opt. Call	BBB	1,124,831
25,805	Total Nevada			30,151,888
	New Jersey – 3.8% (3.1% of Total Investments)
3,100	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2009F, 7.414%, 1/01/40	No Opt. Call	A+	4,547,731
12,505	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2010A, 7.102%, 1/01/41	No Opt. Call	A+	17,862,892
15,605	Total New Jersey			22,410,623
	New York – 12.7% (10.4% of Total Investments)
25,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Build America Taxable Bonds, Series 2010D, 5.600%, 3/15/40 (UB) (4)	No Opt. Call	AAA	31,465,750
5,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Build America Taxable Bond Series 2010B, 5.850%, 5/01/41	No Opt. Call	A	5,611,300
1,505	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Build America Taxable Bonds, Series 2010C, 7.336%, 11/15/39	No Opt. Call	AA	2,222,102
4,980	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Build America Taxable Bonds, Series 2009A-1, 5.871%, 11/15/39	No Opt. Call	A	5,885,812

18	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$2,595	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Series 2010DD, 5.952%, 6/15/42	No Opt. Call	AA+	$3,490,560
2,025	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Series 2010DD, 5.952%, 6/15/42 (UB)	No Opt. Call	AA+	2,723,848
1,595	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Taxable Tender Option Bonds Trust T30001-2, 26.839%, 6/15/44 (IF)	No Opt. Call	AA+	4,221,885
6,240	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Build America Taxable Bond Fiscal 2011 Series 2010S-1B, 6.828%, 7/15/40	No Opt. Call	AA–	8,536,507
10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Build America Taxable Bonds, Series 2010G-1, 5.467%, 5/01/40 (4)	No Opt. Call	AAA	12,050,800
58,940	Total New York			76,208,564
	Ohio – 6.5% (5.3% of Total Investments)
	American Municipal Power Inc., Ohio, Combined Hydroelectric Projects Revenue Bonds, Federally Taxable Build America Bonds, Series 2010B:
10,000	7.834%, 2/15/41	No Opt. Call	A	14,018,500
5,000	8.084%, 2/15/50	No Opt. Call	A	7,353,950
15,000	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Build America Taxable Bonds, Series 2010, 6.038%, 11/15/40	11/20 at 100.00	AA+	17,639,250
30,000	Total Ohio			39,011,700
	Oregon – 3.2% (2.6% of Total Investments)
4,000	Oregon Department of Administrative Services, Certificates of Participation, Federally Taxable Build America Bonds, Tender Option Bond Trust TN-011, 27.034%, 5/01/35 (IF) (4)	5/20 at 100.00	AA	7,851,800
9,365	Warm Springs Reservation Confederated Tribes, Oregon, Tribal Economic Development Bonds, Hydroelectric Revenue Bonds, Pelton Round Butte Project, Refunding Series 2009A, 8.250%, 11/01/19	No Opt. Call	A3	11,033,843
13,365	Total Oregon			18,885,643
	Pennsylvania – 1.2% (1.0% of Total Investments)
2,550	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Build America Taxable Bonds, Series 2009D, 6.218%, 6/01/39	No Opt. Call	AA	3,123,954
2,000	Pennsylvania State, General Obligation Bonds, Build America Taxable Bonds, Third Series 2010B, 5.850%, 7/15/30	7/20 at 100.00	AA+	2,402,900
1,400	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds, Series 2009A, 6.105%, 12/01/39	No Opt. Call	Aa3	1,757,826
5,950	Total Pennsylvania			7,284,680
	South Carolina – 5.4% (4.4% of Total Investments)
15,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Series 2010C, 6.454%, 1/01/50	No Opt. Call	AA–	19,941,300
205	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Tender Option Bond Trust T30002, 29.870%, 1/01/50 (IF)	No Opt. Call	AA–	542,656
8,985	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Series 2010C, 6.454%, 1/01/50 (UB)	No Opt. Call	AA–	11,944,839
24,190	Total South Carolina			32,428,795
	South Dakota – 0.3% (0.3% of Total Investments)
2,000	South Dakota Educational Enhancement Funding Corporation, Tobacco Settlement Revenue Bonds, Series 2013A, 3.539%, 6/01/22	No Opt. Call	A	2,013,820

Nuveen Investments	19

Nuveen Build America Bond Fund (continued)
NBB	Portfolio of Investments
March 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 3.3% (2.7% of Total Investments)
$1,020	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Subordinate Lien Series 2010B, 6.731%, 7/01/43	No Opt. Call	Aa2	$1,285,853
15,000	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Series 2010A-2, 7.431%, 7/01/43	No Opt. Call	A1	18,678,150
16,020	Total Tennessee			19,964,003
	Texas – 10.1% (8.2% of Total Investments)
9,940	Dallas Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds, Build America Taxable Bonds, Series 09B, 7.088%, 1/01/42	No Opt. Call	A+	12,636,523
10,000	North Texas Tollway Authority, System Revenue Bonds, Subordinate Lien Taxable Revenue Bonds, Federally Taxable Build America Bonds, Series 2010-B2, 8.910%, 2/01/30	2/20 at 100.00	Baa3	12,221,500
15,000	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bond Series 2009B, 6.718%, 1/01/49	No Opt. Call	A2	20,479,950
5,000	San Antonio, Texas, General Obligation Bonds, Build America Taxable Bonds, Series 2010B, 6.038%, 8/01/40	8/20 at 100.00	AAA	5,780,050
7,015	Texas State, General Obligation Bonds, Transportation Commission, Build America Taxable Bonds, Series 2009A, 5.517%, 4/01/39	No Opt. Call	Aaa	8,993,861
46,955	Total Texas			60,111,884
	Utah – 0.7% (0.6% of Total Investments)
4,000	Central Utah Water Conservancy District, Utah, Revenue Bonds, Federally Taxable Build America Bonds, Series 2010A, 5.700%, 10/01/40	4/20 at 100.00	AA+	4,448,160
	Vermont – 1.1% (0.9% of Total Investments)
5,000	University of Vermont and State Agricultural College, Revenue Bonds, Build America Bonds Series 2010, 6.428%, 10/01/44	No Opt. Call	Aa3	6,383,450
	Virginia – 3.2% (2.6% of Total Investments)
4,300	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Series 2009D, 7.462%, 10/01/46 – AGC Insured	No Opt. Call	BBB+	5,497,980
10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Improvement Project, Build America Taxable Bonds, Series 2010D, 8.000%, 10/01/47	No Opt. Call	BBB	12,165,000
1,705	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Refunding Senior Lien Series 2007A-1, 6.706%, 6/01/46	6/17 at 100.00	B2	1,267,241
16,005	Total Virginia			18,930,221
	Washington – 3.8% (3.1% of Total Investments)
5,185	Grays Harbor County Public Utility District 1, Washington, Electric System Revenue Bonds, Taxable Build America Bonds – Direct Payment, Series 2010A, 6.707%, 7/01/40	No Opt. Call	A1	6,336,381
5,000	Mason County Public Utility District 3, Washington, Electric Revenue Bonds, Build America Taxable Bonds, Series 2010B, 6.347%, 12/01/40	6/20 at 100.00	Aa3	5,339,350
2,505	Okanogan County Public Utility District 1, Washington, Electric System Revenue Bonds, Build America Taxable Bonds – Direct Payment, Series 2010B, 6.046%, 12/01/40	No Opt. Call	A1	2,993,124
4,000	Seattle, Washington, Municipal Light and Power Revenue Bonds, Federally Taxable Build America Bonds, Tender Option Bond Trust T0001, 24.829%, 2/01/40 (IF) (4)	No Opt. Call	Aa2	8,125,200
16,690	Total Washington			22,794,055
$574,795	Total Municipal Bonds (cost $622,283,004)			732,372,245

20	Nuveen Investments

Principal
Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 0.1% (0.0% of Total Investments)
$347	Repurchase Agreement with State Street Bank, dated 3/28/13, repurchase price $347,402, collateralized by $340,000 U.S. Treasury Notes, 2.375%, due 10/31/14, value $354,803	0.010%	4/01/13	$347,401
	Total Short-Term Investments (cost $347,401)			347,401
	Total Investments (cost $622,630,405) – 122.5%			732,719,646
	Borrowings – (14.9)% (5), (6)			(89,000,000)
	Floating Rate Obligations – (8.9)%			(53,090,000)
	Other Assets Less Liabilities – 1.3% (7)			7,483,388
	Net Assets – 100%			$598,113,034

Investments in Derivatives as of March 31, 2013
Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (8)	Termination Date	Unrealized Appreciation (Depreciation) (7)
Barclays Bank PLC	$60,500,000	Receive	1-Month USD-LIBOR	1.450%	Monthly	10/01/14	10/01/18	$(417,106)
JPMorgan	19,200,000	Receive	1-Month USD-LIBOR	1.193	Monthly	3/21/11	3/21/14	(182,272)
Morgan Stanley	19,200,000	Receive	1-Month USD-LIBOR	2.064	Monthly	3/21/11	3/21/16	(940,594)
Morgan Stanley	60,500,000	Receive	1-Month USD-LIBOR	1.764	Monthly	10/01/14	12/01/19	(506,827)
Morgan Stanley	135,000,000	Receive	3-Month USD-LIBOR	3.035	Semi-Annually	2/21/14	2/21/41	1,493,801
								$(552,998)

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(5)	Borrowings as a percentage of Total Investments is 12.1%.
(6)	The Fund segregates 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings.
(7)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.
(8)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each swap contract.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments	21

Nuveen Build America Bond Opportunity Fund
NBD	Portfolio of Investments
March 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Municipal Bonds – 109.5% (99.6% of Total Investments)
	California – 20.0% (18.2% of Total Investments)
$1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Build America Taxable Bond Series 2009G-2, 8.361%, 10/01/34	No Opt. Call	A2	$2,020,095
675	City and County of San Francisco Redevelopment Financing Authority, California, Taxable Tax Allocation Revenue Bonds, San Francisco Redevelopment Projects, Series 2009F, 8.406%, 8/01/39	No Opt. Call	A	825,822
2,000	Los Angeles Community College District, Los Angeles County, California, General Obligation Bonds, Tender Option Bond Trust TN027, 30.326%, 8/01/49 (IF) (4)	No Opt. Call	Aa1	6,380,900
3,000	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Projects I, Build America Taxable Bond Series 2010B, 7.618%, 8/01/40	No Opt. Call	AA–	3,999,446
2,650	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Build America Taxable Bonds, Series 2009C, 6.582%, 5/15/39	No Opt. Call	AA–	3,431,618
2,000	Los Angeles Department of Water and Power, California, Water System Revenue Bonds, Tender Option Bond Trust T0003, 30.235%, 7/01/42 (IF) (4)	No Opt. Call	AA	6,454,600
1,000	Oakland Redevelopment Agency, California, Subordinated Housing Set Aside Revenue Bonds, Federally Taxable Series 2011A-T, 7.500%, 9/01/19	No Opt. Call	A	1,137,240
2,175	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Build America Taxable Bonds Series 2010A, 5.911%, 4/01/48	No Opt. Call	AAA	2,852,317
2,000	San Francisco City and County, California, Certificates of Participation, 525 Golden Gate Avenue, San Francisco Public Utilities Commission Office Project, Tender Option Bond Trust B001, 29.403%, 11/01/41 (IF)	No Opt. Call	AA–	2,982,600
315	Stanton Redevelopment Agency, California, Consolidated Project Tax Allocation Bonds, Series 2011A, 7.000%, 12/01/19	No Opt. Call	A–	344,985
3,000	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Build America Taxable Bonds, Series 2010H, 6.548%, 5/15/48	No Opt. Call	Aa2	3,979,440
20,315	Total California			34,409,063
	Colorado – 4.6% (4.2% of Total Investments)
4,000	Colorado State Bridge Enterprise Revenue Bonds, Federally Taxable Build America Series 2010A, 6.078%, 12/01/40	No Opt. Call	AA	5,232,400
2,000	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, FasTracks Project, Build America Series 2010B, 5.844%, 11/01/50	No Opt. Call	AA+	2,694,420
6,000	Total Colorado			7,926,820
	Connecticut – 0.7% (0.7% of Total Investments)
1,000	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Federally Taxable – Issuer Subsidy – Recovery Zone Economic Development Bond Series 2010B, 12.500%, 4/01/39	4/20 at 100.00	N/R	1,246,650
	District of Columbia – 0.6% (0.5% of Total Investments)
800	District of Columbia, Income Tax Secured Revenue Bonds, Build America Taxable Bonds, Series 2009E, 5.591%, 12/01/34	No Opt. Call	AAA	996,920
	Georgia – 3.3% (3.0% of Total Investments)
2,000	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Taxable Build America Bonds Series 2010A, 6.637%, 4/01/57	No Opt. Call	A+	2,381,220
3,000	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Refunding Taxable Build America Bonds Series 2010A, 7.055%, 4/01/57	No Opt. Call	A–	3,389,520
5,000	Total Georgia			5,770,740

22	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 15.0% (13.6% of Total Investments)
$3,575	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Federally Taxable Build America Bonds, Series 2010B, 6.200%, 12/01/40	No Opt. Call	AA	$4,096,128
1,010	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien, Build America Taxable Bond Series 2010B, 6.845%, 1/01/38	1/20 at 100.00	A2	1,172,772
5,160	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Build America Taxable Bond Series 2010B, 6.900%, 1/01/40	No Opt. Call	AA	6,510,888
3,545	Chicago, Illinois, Water Revenue Bonds, Taxable Second Lien Series 2010B, 6.742%, 11/01/40	No Opt. Call	AA	4,779,759
1,000	Cook County, Illinois, General Obligation Bonds, Build America Taxable Bonds, Series 2010D, 6.229%, 11/15/34	No Opt. Call	AA	1,146,820
500	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006B, 6.100%, 4/01/15	5/13 at 100.00	Baa3	496,100
2,000	Illinois State, General Obligation Bonds, Build America Taxable Bonds, Series 2010-5, 7.350%, 7/01/35	No Opt. Call	A2	2,409,260
4,110	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable Bonds, Senior Lien Series 2009A, 6.184%, 1/01/34	No Opt. Call	AA–	5,231,907
20,900	Total Illinois			25,843,634
	Indiana – 2.6% (2.4% of Total Investments)
3,480	Indianapolis Local Public Improvement Bond Bank, Indiana, Build America Taxable Bonds, Series 2010B-2, 6.116%, 1/15/40	No Opt. Call	AA+	4,557,547
	Kentucky – 2.4% (2.1% of Total Investments)
3,000	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Build America Taxable Bonds Series 2010A, 6.250%, 5/15/43	No Opt. Call	AA	4,065,990
	Massachusetts – 2.9% (2.6% of Total Investments)
2,000	Massachusetts, Transportation Fund Revenue Bonds, Accelerated Bridge Program, Tender Option Bond Trust T0004, 25.676%, 6/01/40 (IF) (4)	No Opt. Call	AAA	4,970,600
	Michigan – 4.4% (4.0% of Total Investments)
3,000	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Build America Taxable Bond Series 2010B, 6.845%, 5/01/40	5/20 at 100.00	Aa2	3,212,310
2,200	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Taxable Turbo Series 2006A, 7.309%, 6/01/34	No Opt. Call	B2	1,923,724
2,000	Wayne County Building Authority, Michigan, General Obligation Bonds, Jail Facilities, Federally Taxable Recovery Zone Economic Development Series 2010, 10.000%, 12/01/40	12/20 at 100.00	BBB+	2,392,000
7,200	Total Michigan			7,528,034
	Mississippi – 1.8% (1.6% of Total Investments)
2,585	Mississippi State, General Obligation Bonds, Build America Taxable Bond Series 2010F, 5.245%, 11/01/34	No Opt. Call	AA+	3,091,324
	Missouri – 1.1% (1.0% of Total Investments)
250	Curators of the University of Missouri, System Facilities Revenue Bonds, Build America Taxable Bonds, Series 2009A, 5.960%, 11/01/39	No Opt. Call	AA+	325,538
1,150	Curators of the University of Missouri, System Facilities Revenue Bonds, Build America Taxable Bonds, Series 2010, 5.792%, 11/01/41	No Opt. Call	AA+	1,532,628
1,400	Total Missouri			1,858,166
	Nevada – 2.5% (2.3% of Total Investments)
1,950	Clark County, Nevada, Airport Revenue Bonds, Senior Lien Series 2009B, 6.881%, 7/01/42	7/19 at 100.00	Aa2	2,295,950
1,500	Clark County, Nevada, Airport System Revenue, Taxable Direct Payment Build America Bonds, Senior Series 2010C, 6.820%, 7/01/45	No Opt. Call	Aa2	2,112,225
3,450	Total Nevada			4,408,175

Nuveen Investments	23

Nuveen Build America Bond Opportunity Fund (continued)
NBD	Portfolio of Investments
March 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey – 7.0% (6.4% of Total Investments)
$3,055	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Build America Bonds Issuer Subsidy Program, Series 2010C, 5.754%, 12/15/28	No Opt. Call	A+	$3,739,076
4,000	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2010A, 7.102%, 1/01/41	No Opt. Call	A+	5,713,840
2,070	Rutgers State University, New Jersey, Revenue Bonds, Build America Taxable Bond Series 2010H, 5.665%, 5/01/40	No Opt. Call	AA	2,572,948
9,125	Total New Jersey			12,025,864
	New York – 14.2% (13.0% of Total Investments)
2,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust B004, 24.683%, 3/15/40 (IF)	No Opt. Call	AAA	4,586,300
2,305	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Federally Taxable Issuer Subsidy Build America Bonds, Series 2010A, 6.668%, 11/15/39	No Opt. Call	A	3,022,984
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Fiscal 2011 Series AA, 5.440%, 6/15/43 (4)	No Opt. Call	AA+	3,759,570
2,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Taxable Tender Option Bonds Trust T30001-2, 26.839%, 6/15/44 (IF)	No Opt. Call	AA+	5,293,900
3,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Build America Taxable Bond Fiscal 2011 Series 2010S-1B, 6.828%, 7/15/40	No Opt. Call	AA–	4,788,105
2,500	New York City, New York, General Obligation Bonds, Federally Taxable Build America Bonds, Series 2010-F1, 6.646%, 12/01/31	12/20 at 100.00	AA	3,083,925
15,305	Total New York			24,534,784
	North Carolina – 1.0% (0.9% of Total Investments)
1,400	North Carolina Turnpike Authority, Triangle Expressway System State Annual Appropriation Revenue Bonds, Federally Taxable Issuer Subsidy Build America Bonds, Series 2009B, 6.700%, 1/01/39	1/19 at 100.00	AA	1,653,316
	Ohio – 4.1% (3.8% of Total Investments)
3,000	American Municipal Power Inc., Ohio, Meldahl Hydroelectric Projects Revenue Bonds, Federally Taxable Build America Bonds, Series 2010B, 7.499%, 2/15/50	No Opt. Call	A	4,037,130
2,650	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Build America Taxable Bonds, Series 2010, 6.038%, 11/15/40	11/20 at 100.00	AA+	3,116,268
5,650	Total Ohio			7,153,398
	Pennsylvania – 1.7% (1.6% of Total Investments)
2,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds, Series 2010B, 5.511%, 12/01/45	No Opt. Call	Aa3	2,973,900
	South Carolina – 9.1% (8.3% of Total Investments)
2,395	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Series 2010C, 6.454%, 1/01/50	No Opt. Call	AA–	3,183,961
205	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Tender Option Bond Trust T30002, 29.870%, 1/01/50 (IF)	No Opt. Call	AA–	542,656
8,985	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Series 2010C, 6.454%, 1/01/50 (UB)	No Opt. Call	AA–	11,944,839
11,585	Total South Carolina			15,671,456
	South Dakota – 0.6% (0.5% of Total Investments)
1,000	South Dakota Educational Enhancement Funding Corporation, Tobacco Settlement Revenue Bonds, Series 2013A, 3.539%, 6/01/22	No Opt. Call	A	1,006,910

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 2.2% (2.0% of Total Investments)
$3,000	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Subordinate Lien Series 2010B, 6.731%, 7/01/43	No Opt. Call	Aa2	$3,781,920
	Texas – 4.1% (3.7% of Total Investments)
2,000	Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue Bonds, Build America Taxable Bonds, Series 2009B, 5.999%, 12/01/44	No Opt. Call	AA+	2,670,060
2,000	Dallas Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds, Build America Taxable Bonds, Series 2009B, 7.088%, 1/01/42	No Opt. Call	A+	2,542,560
1,500	North Texas Tollway Authority, System Revenue Bonds, Subordinate Lien Taxable Revenue Bonds, Federally Taxable Build America Bonds, Series 2010-B2, 8.910%, 2/01/30	2/20 at 100.00	Baa3	1,833,225
5,500	Total Texas			7,045,845
	Virginia – 2.9% (2.6% of Total Investments)
2,110	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Series 2009D, 7.462%, 10/01/46 – AGC Insured	No Opt. Call	BBB+	2,697,846
3,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Refunding Senior Lien Series 2007A-1, 6.706%, 6/01/46	6/17 at 100.00	B2	2,229,750
5,110	Total Virginia			4,927,596
	Washington – 0.7% (0.6% of Total Investments)
1,000	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Build America Taxable Bond Series 2010B, 6.790%, 7/01/40	No Opt. Call	Aa3	1,213,470
$138,305	Total Municipal Bonds (cost $142,482,026)			188,662,122

Principal
Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 0.4% (0.4% of Total Investments)
$748	Repurchase Agreement with State Street Bank, dated 3/28/13, repurchase price $748,003, collateralized by $735,000 U.S. Treasury Notes, 2.375%, due 10/31/14, value $767,000	0.010%	4/01/13	$748,002
	Total Short-Term Investments (cost $748,002)			748,002
	Total Investments (cost $143,230,028) – 109.9%			189,410,124
	Borrowings – (6.7)% (5), (6)			(11,500,000)
	Floating Rate Obligations – (4.2)%			(7,190,000)
	Other Assets Less Liabilities – 1.0% (7)			1,610,392
	Net Assets – 100%			$172,330,516

Nuveen Investments	25

Nuveen Build America Bond Opportunity Fund (continued)
NBD	Portfolio of Investments
March 31, 2013

Investments in Derivatives as of March 31, 2013
Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (8)	Termination Date	Unrealized Appreciation (Depreciation) (7)
Barclays Bank PLC	$11,200,000	Receive	1-Month USD-LIBOR	2.240%	Monthly	12/17/10	12/17/15	$(569,172)
Barclays Bank PLC	14,750,000	Receive	1-Month USD-LIBOR	1.450	Monthly	10/01/14	10/01/18	(101,691)
Barclays Bank PLC	20,000,000	Receive	3-Month USD-LIBOR	3.280	Semi-Annually	2/19/15	2/19/42	(151,759)
Morgan Stanley	11,200,000	Receive	1-Month USD-LIBOR	1.295	Monthly	12/17/10	12/17/13	(89,524)
Morgan Stanley	14,750,000	Receive	1-Month USD-LIBOR	1.875	Monthly	10/01/14	6/01/20	(126,356)
Morgan Stanley	18,000,000	Receive	3-Month USD-LIBOR	3.098	Semi-Annually	1/24/14	1/24/41	(59,363)
Morgan Stanley	15,000,000	Receive	3-Month USD-LIBOR	3.035	Semi-Annually	2/21/14	2/21/41	165,978
								$(931,887)

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(5)	Borrowings as a percentage of Total Investments is 6.1%.
(6)	The Fund segregates 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings.
(7)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.
(8)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each swap contract.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

 See accompanying notes to financial statements.

26	Nuveen Investments

Statement of
Assets & Liabilities
March 31, 2013

	Build America Bond (NBB )	Build America Bond Opportunity (NBD )
Assets
Investments, at value (cost $622,630,405 and $143,230,028, respectively)	$732,719,646	$189,410,124
Receivable for interest	12,870,682	3,484,853
Unrealized appreciation on swaps, net	46,380	—
Other assets	39,066	7,034
Total assets	745,675,774	192,902,011
Liabilities
Bank Borrowings	89,000,000	11,500,000
Floating rate obligations	53,090,000	7,190,000
Unrealized depreciation on swaps, net	599,378	931,887
Payables:
Dividends	2,877,611	732,003
Investments purchased	1,295,969	—
Accrued expenses:
Interest on borrowings	74,854	9,676
Management fees	416,321	123,618
Trustees fees	18,503	1,063
Other	190,104	83,248
Total liabilities	147,562,740	20,571,495
Net assets	$598,113,034	$172,330,516
Shares outstanding	26,461,985	7,205,250
Net asset value per share outstanding	$22.60	$23.92
Net assets consist of:
Shares, $.01 par value per share	$264,620	$72,053
Paid-in surplus	504,137,904	137,235,389
Undistributed (Over-distribution of) net investment income	(297,532)	(62,087)
Accumulated net realized gain (loss)	(15,528,201)	(10,163,048)
Net unrealized appreciation (depreciation)	109,536,243	45,248,209
Net assets	$598,113,034	$172,330,516
Authorized shares	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments	27

Statement of
Operations
Year Ended March 31, 2013

	Build America	Build America
	Bond	Bond Opportunity
	(NBB )	(NBD	)
Investment Income	$42,260,917	$11,480,429
Expenses
Management fees	4,766,294	1,484,514
Shareholder servicing agent fees and expenses	661	1,526
Interest expense	1,289,097	173,797
Custodian fees and expenses	99,863	37,705
Trustees fees and expenses	17,850	4,815
Professional fees	80,562	53,041
Shareholder reporting expenses	80,975	19,654
Stock exchange listing fees	8,471	8,471
Investor relations expenses	75,956	18,470
Other expenses	27,930	9,179
Total expenses	6,447,659	1,811,172
Net investment income (loss)	35,813,258	9,669,257
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	5,671,625	1,334,232
Swaps	(537,486)	232,303
Change in net unrealized appreciation (depreciation) of:
Investments	31,778,396	10,699,578
Swaps	(5,779,996)	(2,902,583)
Net realized and unrealized gain (loss)	31,132,539	9,363,530
Net increase (decrease) in net assets from operations	$66,945,797	$19,032,787

See accompanying notes to financial statements.

28	Nuveen Investments

Statement of
Changes in Net Assets

	Build America		Build America
	Bond (NBB)		Bond Opportunity (NBD)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	3/31/13	3/31/12	3/31/13	3/31/12
Operations
Net investment income (loss)	$35,813,258	$36,070,542	$9,669,257	$10,464,282
Net realized gain (loss) from:
Investments	5,671,625	10,354,784	1,334,232	5,446,504
Swaps	(537,486)	(28,929,551)	232,303	(17,195,666)
Change in net unrealized appreciation (depreciation) of:
Investments	31,778,396	92,493,528	10,699,578	32,826,692
Swaps	(5,779,996)	(6,130,055)	(2,902,583)	1,817,779
Net increase (decrease) in net assets from operations	66,945,797	103,859,248	19,032,787	33,359,591
Distributions to Shareholders
From net investment income	(34,784,279)	(36,927,700)	(9,280,362)	(10,753,836)
Decrease in net assets from distributions to shareholders	(34,784,279)	(36,927,700)	(9,280,362)	(10,753,836)
Net increase (decrease) in net assets	32,161,518	66,931,548	9,752,425	22,605,755
Net assets at the beginning of period	565,951,516	499,019,968	162,578,091	139,972,336
Net assets at the end of period	$598,113,034	$565,951,516	$172,330,516	$162,578,091
Undistributed (Over-distribution of) net investment income at the end of period	$(297,532)	$(825,208)	$(62,087)	$(109,752)

See accompanying notes to financial statements.

Nuveen Investments	29

Statement of
Cash Flows
Year Ended March 31, 2013

	Build America	Build America
	Bond	Bond Opportunity
	(NBB )	(NBD )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$66,945,797	$19,032,787
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(98,381,734)	(19,688,854)
Proceeds from sales and maturities of investments	50,720,187	8,033,655
Proceeds from (Purchases of) short-term investments, net	668,132	(748,002)
Proceeds from (Payments for) swap contracts, net	(537,486)	232,303
Amortization (Accretion) of premiums and discounts, net	530,485	20,045
(Increase) Decrease in:
Receivable for interest	(603,485)	(159,532)
Other assets	2,181	22,610
Increase (Decrease) in:
Payable for investments purchased	1,295,969	—
Accrued interest on borrowings	38,802	9,676
Accrued management fees	32,974	8,905
Accrued trustees fees	5,786	76
Accrued other expenses	(12,666)	2,832
Net realized (gain) loss from:
Investments	(5,671,625)	(1,334,232)
Swaps	537,486	(232,303)
Change in net unrealized (appreciation) depreciation of:
Investments	(31,778,396)	(10,699,578)
Swaps	5,779,996	2,902,583
Net cash provided by (used in) operating activities	(10,427,597)	(2,597,029)
Cash Flows from Financing Activities:
Increase (Decrease) in Borrowings	45,000,000	11,500,000
Cash distributions paid to shareholders	(34,572,403)	(9,204,114)
Net cash provided by (used in) financing activities	10,427,597	2,295,886
Net Increase (Decrease) in Cash	—	(301,143)
Cash at the beginning of period	—	301,143
Cash at the End of Period	$—	$—

Supplemental Disclosure of Cash Flow Information
Cash paid for interest (excluding borrowing costs) was $988,673 and $99,058 for Build America Bond (NBB) and Build America Bond Opportunity (NBD), respectively.

See accompanying notes to financial statements.

30	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	31

Financial
Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions
	Beginning Net Asset Value	Net Investment Income (Loss)	(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Offering Costs	Ending Net Asset Value	Ending Market Value
Build America Bond (NBB)
Year Ended 3/31:
2013	$21.39	$1.35		$1.17	$2.52	$(1.31)	$—	$(1.31)	$—	$22.60	$20.97
2012	18.86	1.36		2.57	3.93	(1.40)	—	(1.40)	—	21.39	20.18
2011(d)	19.10	1.19		(.22)	.97	(1.17)	—	(1.17)	(0.04)	18.86	18.06

Build America Bond Opportunity (NBD)
Year Ended 3/31:
2013	22.56	1.34		1.31	2.65	(1.29)	—	(1.29)	—	23.92	22.12
2012	19.43	1.45		3.17	4.62	(1.49)	—	(1.49)	—	22.56	20.97
2011(e)	19.10	.47		.28	.75	(.38)	—	(.38)	(0.04)	19.43	18.63

	Borrowings at the End of Period
	Aggregate
	Amount	Asset
	Outstanding	Coverage
	(000)	Per $1,000
Build America Bond (NBB)
Year Ended 3/31:
2013	$89,000	$7,720
2012	44,000	13,863
2011(d)	44,000	12,341

Build America Bond Opportunity (NBD)
Year Ended 3/31:
2013	11,500	15,985
2012	—	—
2011(e)	—	—

32	Nuveen Investments

			Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets
Based on Market Value (b)	Based on Net Asset Value	(b)	Ending Net Assets (000)	Expenses	(c)	Net Investment Income (Loss	)	Portfolio Turnover Rate

10.57%	12.05%		$598,113	1.10%		6.10%		7%
19.92	21.29		565,952	1.05		6.63		18
(3.99)	4.90		499,020	1.11	*	6.70	*	100

11.88	11.97		172,331	1.07		5.74		4
21.00	24.34		162,578.97			6.74		7
(4.96)	3.73		139,972.87		*	6.90	*	77

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, and/or all interest expense paid and other costs related to borrowings, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities and in Footnote 8 – Borrowing Arrangements, respectively, as follows:

Build America Bond (NBB)
Year Ended 3/31:
2013	.22%
2012	.18
2011(d)	.24	*

Build America Bond Opportunity (NBD)
Year Ended 3/31:
2013	.10%
2012	.03
2011(e)	.03	*

(d)	For the period April 27, 2010 (commencement of operations) through March 31, 2011.
(e)	For the period November 23, 2010 (commencement of operations) through March 31, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	33

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are Nuveen Build America Bond Fund (NBB) and Nuveen Build America Bond Opportunity Fund (NBD) (each a “Fund” and collectively, the “Funds”). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end registered investment companies.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisers, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

Each Fund’s primary investment objective is to provide current income through investments in taxable municipal securities. Each Fund’s secondary investment objective is to seek enhanced portfolio value and total return. The Funds seek to achieve their investment objectives by investing primarily in a diversified portfolio of taxable municipal securities known as Build America Bonds (“BABs”), which make up approximately 80% of their managed assets (as defined in Footnote 7 – Management Fees and Other Transactions with Affiliates). BABs are taxable municipal securities that include bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, among others, pursuant to the American Recovery and Reinvestment Act of 2009, which offer municipal issuers a federal subsidy equal to 35% of a bond’s interest payments. Under normal circumstances, the Funds may invest 20% of their managed assets in securities other than BABs, including taxable and tax-exempt municipal securities, U.S. Treasury and other U.S. government agency securities. At least 80% of each Fund’s managed assets will be invested in securities that are investment grade quality at the time of purchase, as rated by at least one independent rating agency or judged to be of comparable quality by Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser. In addition, each Fund will use an integrated leverage and hedging strategy that the Fund has the potential to enhance income and risk-adjusted total return over time. Each Fund may employ leverage instruments such as bank borrowings, including loans from certain financial institutions, and portfolio investments that have the economic effect of leverage, including investments in inverse floating rate securities. Each Fund’s overall goal is to outperform over time the Barclays Build America Bond Index, an unleveraged index representing the BABs market, while maintaining a comparable overall level of interest rate risk.

The BAB program expired on December 31, 2010, and was not renewed. Build America Bond (NBB) and Build American Bond Opportunity (NBD) each have contingent term provisions stating that if there are no new issuances of BABs or similar U.S. Treasury-subsidized taxable municipal bonds for any twenty-four month period ending on or before December 31, 2014, Build America Bond (NBB) and Build American Bond Opportunity (NBD) will terminate on or around June 30, 2020, and December 31, 2020, respectively.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds and swap contracts are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market

34	Nuveen Investments

quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of March 31, 2013, there were no such outstanding purchase commitments in either of the Funds.

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders
Dividends to shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

Nuveen Investments	35

Notes to
Financial Statements (continued)

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

During the fiscal year ended March 31, 2013, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of March 31, 2013, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
	(NBB	)	(NBD	)
Maximum exposure to Recourse Trusts	$91,190,000		$40,810,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended March 31, 2013, were as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
	(NBB	)	(NBD	)
Average floating rate obligations outstanding	$53,090,000		$7,190,000
Average annual interest rate and fees	0.65%		0.63%

Swap Contracts
Each Fund is authorized to enter into interest rate swap and forward interest rate swap contracts (“swap contracts”) consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality). Each Fund is subject to interest rate risk in the normal course of pursuing its investment objective and intends to use of swap contracts to help manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader market.

Interest rate swap contracts involve each Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap transactions involve a Fund’s agreement with a counterparty to pay or receive, in the future, a fixed or variable rate payment in exchange for the counterparty receiving or paying a Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. The payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of a Fund’s swap contract would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap contract’s termination date increase or decrease. Swap contracts are valued daily. Upon entering into an interest rate swap (and beginning on the effective date for a forward interest rate swap), each Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on a daily basis, and recognizes the daily change in the market value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on swaps (,net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.” Income received or paid by each Fund

36	Nuveen Investments

is recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of a swap contract, and are equal to the difference between the Fund’s basis in the swap contract and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of “Swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

Each Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a swap contract is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Once periodic payments are settled in cash, they are combined with the net realized gain or loss recorded upon the termination of the swap contract.

During the fiscal year ended March 31, 2013, each Fund continued to use swap contracts to reduce the duration of its portfolio as well as to fix its interest cost of leverage. The average notional amount of swap contracts outstanding during the fiscal year ended March 31, 2013, was as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
	(NBB	)	(NBD	)
Average notional amount of swap contracts outstanding*	$246,000,000		$93,100,000

*
Includes both interest rate and forward interest rate swap contracts. The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on swap contract activity.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Nuveen Investments	37

Notes to
Financial Statements (continued)

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Build America Bond (NBB)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$732,372,245	$—	$732,372,245
Short-Term Investments:
Repurchase Agreements	—	347,401	—	347,401
Derivatives:
Swaps**	—	(552,998)	—	(552,998)
Total	$—	$732,166,648	$—	$732,166,648

Build America Bond Opportunity (NBD)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$188,662,122	$—	$188,662,122
Short-Term Investments:
Repurchase Agreements	—	748,002	—	748,002
Derivatives:
Swaps**	—	(931,887)	—	(931,887)
Total	$—	$188,478,237	$—	$188,478,237

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

38	Nuveen Investments

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of March 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

Build America Bond (NBB)		Location on the Statement of Assets and Liabilities
		Asset Derivatives		Liability Derivatives
Underlying	Derivative
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Swaps	Unrealized appreciation on	$1,493,801	Unrealized depreciation	$(599,378)
		swaps, net		on swaps, net
Interest Rate	Swaps	Unrealized appreciation on	(1,447,421)	—	—
		swaps, net
Total			$46,380		$(599,378)

Build America Bond Opportunity (NBD)		Location on the Statement of Assets and Liabilities
		Asset Derivatives		Liability Derivatives
Underlying	Derivative
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Swaps	—	$—	Unrealized depreciation	$165,978
				on swaps, net
Interest Rate	Swaps	—	—	Unrealized depreciation	(1,097,865)
				on swaps, net
Total			$—		$(931,887)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (deprecation) recognized for the fiscal year ended March 31, 2013, on derivative instruments, as well as the primary risk exposure associated with each.

	Build		Build America
	America		Bond
	Bond		Opportunity
Net Realized Gain (Loss) from Swaps	(NBB	)	(NBD	)
Risk Exposure
Interest Rate	$(537,486)		$232,303

	Build		Build America
	America		Bond
	Bond		Opportunity
Change in Net Unrealized Appreciation (Depreciation) of Swaps	(NBB	)	(NBD	)
Risk Exposure
Interest Rate	$(5,779,996)		$(2,902,583)

Nuveen Investments	39

Notes to
Financial Statements (continued)

4. Fund Shares
Since the inception of the Funds’ repurchase programs, the Funds have not repurchased any of their outstanding shares.

Transactions in shares were as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
	(NBB)		(NBD)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	3/31/13	3/31/12	3/31/13	3/31/12
Shares issued to shareholders due to reinvestment of distributions	—	—	—	—

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended March 31, 2013, were as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
	(NBB	)	(NBD	)
Purchases	$98,381,734		$19,688,854
Sales and maturities	50,720,187		8,033,655

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of March 31, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
	(NBB	)	(NBD	)
Cost of investments	$569,843,208		$136,135,627
Gross unrealized:
Appreciation	$111,522,116		$46,185,666
Depreciation	(1,738,973)		(104,463)
Net unrealized appreciation (depreciation) of investments	$109,783,143		$46,081,203

40	Nuveen Investments

Permanent differences, primarily due to federal taxes paid and notional principal contracts reclassifications, resulted in reclassifications among the Funds’ components of net assets as of March 31, 2013, the Funds’ tax year end, as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
	(NBB	)	(NBD	)
Paid-in surplus	$—		$—
Undistributed (Over-distribution of) net investment income	(501,303)		(341,230)
Accumulated net realized gain (loss)	501,303		341,230

The tax components of undistributed net ordinary income and net long-term capital gains as of March 31, 2013, the Funds’ tax year end, were as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
	(NBB	)	(NBD	)
Undistributed net ordinary income1	$3,744,745		$820,457
Undistributed net long-term capital gains	—		—

1
Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on March 1, 2013, and paid on April 1, 2013.

The tax character of distributions paid during the Funds’ tax years ended March 31, 2013 and March 31, 2012, was designated for purposes of the dividends paid deduction as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
2013	(NBB	)	(NBD	)
Distributions from net ordinary income2	$34,651,969		$9,251,541
Distributions from net long-term capital gains	—		—

	Build		Build America
	America		Bond
	Bond		Opportunity
2012	(NBB	)	(NBD	)
Distributions from net ordinary income2	$37,152,627		$10,894,339
Distributions from net long-term capital gains	—		—

2	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of March 31, 2013, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by the Funds, while the losses subject to expiration are considered short-term:

	Build		Build America
	America		Bond
	Bond		Opportunity
	(NBB	)	(NBD	)
Not subject to expiration:
Short-term losses:	$—		$318,228
Long-term losses:	16,275,924		9,844,820
Total	$16,257,924		$10,163,048

Nuveen Investments	41

Notes to
Financial Statements (continued)

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3875

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of March 31, 2013, the complex-level fee rate for these Funds was .1668%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Sub-Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements
As part of their investment strategies the Funds have each entered into a committed secured 364-day line of credit (“Borrowings”) with its custodian bank as a means of financial leverage. Each Fund’s maximum commitment amount under these Borrowings is as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
	(NBB	)	(NBD	)
Maximum commitment amount	$100,000,000		$25,000,000

42	Nuveen Investments

As of March 31, 2013, each Fund’s outstanding balance on its Borrowings was as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
	(NBB	)	(NBD	)
Outstanding balance on Borrowings	$89,000,000		$11,500,000

During the fiscal year ended March 31, 2013, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	Build		Build America
	America		Bond
	Bond		Opportunity
	(NBB	)	(NBD	)*
Average daily balance outstanding	$69,027,397		$11,500,000
Average annual interest rate	0.98%		0.98%

*	For the period September 10, 2012 (the first date on which the Fund began to draw on its Borrowings) through March 31, 2013.

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in each Fund’s portfolio of investments. Interest expense incurred on each Fund’s Borrowings is calculated at a rate per annum equal to the higher of (i) the overnight Federal Funds rate plus .80% or (ii) the overnight London Inter-bank Offered Rate (LIBOR) plus .80%.

In addition to the interest expense, the Funds each pay a .15% per annum facility fee, based on the maximum commitment amount of the Borrowings through the renewal date.

On May 23, 2012, Build America Bond (NBB) amended its Borrowings, at which time the maximum commitment amount decreased from $125 million to $100 million. The Fund also paid a one-time closing fee of .10% on the maximum commitment amount of the Borrowings, which was fully expensed through the Borrowings termination date of May 22, 2013. All other terms of the Borrowings remain unchanged. On May 22, 2013 (subsequent to the close of this reporting period), the Fund renewed its Borrowings, at which time the termination date was extended through May 21, 2014. The Fund’s per annum facility fee was reduced from .15% to .10%, based on the maximum commitment amount of the Borrowings through the renewal date. The Fund also paid a one-time closing fee of .05% on the maximum commitment amount of the Borrowings, which will be fully expensed through the termination date of May 21, 2014. All other terms of the Borrowings remained unchanged.

On February 19, 2013 and April 19, 2013 (subsequent to the close of this reporting period), Build America Bond Opportunity (NBD) renewed its Borrowings, at which time the termination date was extended through April 19, 2013 and May 22, 2013, respectively. All other terms of the Borrowings remained unchanged. On May 22, 2013 (subsequent to the close of this reporting period), the Fund amended its Borrowings, at which time the Borrowings were changed from unsecured to secured, the termination date was extended through May 21, 2014, and the Fund’s per annum facility fee was reduced from .15% to .10%, based on the maximum commitment amount of the Borrowings through the renewal date. The Fund also paid a one-time closing fee of .05% on the maximum commitment amount of the Borrowings, which will be fully expensed through the termination date of May 21, 2014. All other terms of the Borrowings remained unchanged.

Borrowings outstanding are recognized as “Bank Borrowings” on the Statement of Assets and Liabilities. Interest expense and fees incurred on each Fund’s borrowed amount and undrawn balance is recognized as a component of “Interest expense” on the Statement of Operations.

9. New Accounting Pronouncements
Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities
In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

Nuveen Investments	43

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member
Independent Board Members:

■	ROBERT P. BREMNER 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	204

■	JACK B. EVANS 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.	204

■	WILLIAM C. HUNTER 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
204

■	DAVID J. KUNDERT 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company; (2007-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
204

■	WILLIAM J. SCHNEIDER 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; Member of two Miller Valentine real estate LLC companies; member, University of Dayton Business School Advisory Council;member, Mid-America Health System Board; Board Member of Tech Town, Inc., a not-for-profit community development company; Board Member of WDPR Public Radio; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	204

44	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

■	JUDITH M. STOCKDALE 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	204

■	CAROLE E. STONE 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	204

■	VIRGINIA L. STRINGER 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	204

■	TERENCE J. TOTH 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					204

Interested Board Member:

■	JOHN P. AMBOIAN(2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, LLC.	204

Nuveen Investments	45

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					204

■	WILLIAM ADAMS IV 6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	103

■	CEDRIC H. ANTOSIEWICZ 1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	103

■	MARGO L. COOK 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	204

■	LORNA C. FERGUSON 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	204

■	STEPHEN D. FOY 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	204

46	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:

■	SCOTT S. GRACE 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					204

■	WALTER M. KELLY 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	204

■	TINA M. LAZAR 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	204

■	KEVIN J. MCCARTHY 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
					204

Nuveen Investments	47

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
Overseen
by Officer

Officers of the Funds:

■	KATHLEEN L. PRUDHOMME 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	204

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

48	Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

Nuveen Investments	49

Reinvest Automatically,
Easily and Conveniently (continued)

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

50	Nuveen Investments

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Barclays Build America Bond Index: An unleveraged index that comprises all direct pay Build America Bonds that are SEC-regulated, taxable, dollar-denominated and have at least one year to final maturity, at least $250 million par amount outstanding, and are determined to be investment grade by Barclays. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in a Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cashflows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indices.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Nuveen Investments	51

Glossary of Terms
Used in this Report (continued)

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■
Total Investment Exposure: Total investment exposure is a Fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a Fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

52	Nuveen Investments

Notes

Nuveen Investments	53

Notes

54	Nuveen Investments

Additional Fund Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank
& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The following federal income tax information is provided with respect to the Funds’ distributions paid during the taxable period ended March 31, 2013. Nuveen Build America Bond Fund (NBB) and Nuveen Build America Bond Opportunity Fund (NBD) hereby designate 100% and 100%, respectively, (or the maximum amount of eligible) of ordinary income distributions as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable period ended March 31, 2013.

Share Information

Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds did not repurchase any of their common shares.

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	55

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $224 billion as of March 31, 2013.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-C-0313D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Build America Bond Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
March 31, 2013	$22,250	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

March 31, 2012	$21,200	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
March 31, 2013	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
March 31, 2012	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
March 31, 2013	$ 0	$ 0	$ 0	$ 0
March 31, 2012	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policies and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Managers

The following individuals have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Daniel J. Close	Nuveen Build America Bond Fund
John V. Miller	Nuveen Build America Bond Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets
Daniel J. Close	Registered Investment Company	19	$4.61 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	11	$194.5 million
John V. Miller	Registered Investment Company	8	$14.64 billion
	Other Pooled Investment Vehicles	6	$497 million
	Other Accounts	12	$4.6 million
*	Assets are as of March 31, 2013. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profit interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities. As of March 31, 2013, the portfolio managers beneficially owned the following dollar range of equity securities issued by the Fund and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Daniel J. Close	Nuveen Build America Bond Fund	$0	$0
John V. Miller	Nuveen Build America Bond Fund	$0	$501,000-$1,000,000

PORTFOLIO MANAGER BIO:

Daniel J. Close, CFA, is a Senior Vice President of Nuveen Investments. He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation.  Mr. Close also serves as a portfolio manager for various Nuveen Build America Bond strategies.  He manages investments for 20 Nuveen-sponsored investment companies.

John V. Miller, CFA, joined Nuveen's investment management team as a credit analyst in 1996, with three prior years of experience in the municipal market with C.W. Henderson & Assoc., a municipal bond manager for private accounts. He has a BA in Economics and Political Science from Duke University, and an MA in Economics from Northwestern University and an MBA with honors in Finance from the University of Chicago. He has been responsible for analysis of high yield credits in the utility, solid waste and energy related sectors. He is a Managing Director and Co-Head of Fixed Income of Nuveen Asset Management. He manages investments for 9 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Build America Bond Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: June 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: June 7, 2013

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: June 7, 2013